MORGAN STANLEY DEAN WITTER                                 September 15, 1998
Asset Finance Group                [GRAPHIC]
ABS/MBS Capital Markets


                              ABS New Transaction

                            Computational Materials


                           $900,000,000 (Approximate)

                                      UCFC

                          Home Equity Loan Owner Trust
                                 Series 1998-BA

This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY DEAN WITTER                                 September 15, 1998
Asset Finance Group                [GRAPHIC]
ABS/MBS Capital Markets


         $900,000,000 UCFC Home Equity Loan Owner Trust, Series 1998-BA

             United Companies Lending Corporation -- Master Servicer

                             Transaction Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                     Expected                                   Payment
                                     Ratings                       Avg Life     Window
                                      (S&P/                       To Call /    To Call /     Day Count                   Price
 Class(1)  Description of Notes   Moody's/Fitch)      Balance     Mty(1)(2)    Mty(1)(2)                   Benchmark      Talk
=================================================================================================================================

    A          ARM Floater         AAA/Aaa/AAA     $900,000,000   3.43 / 3.75   96 / 357      Actual/360  1-mo. LIBOR     + [   ]
---------------------------------------------------------------------------------------------------------------------------------


Notes:    (1)   The notes are priced to the 10% optional termination date.
          (2)   Based on the pricing prepayment speed.  See details below.

Depositor:                        UCFC Acceptance Corporation

Master Servicer:                  United Companies Lending Corporation

Indenture Trustee:                Bankers Trust Company of California, N.A.

Managers:                         MORGAN STANLEY DEAN WITTER (lead manager),
                                  Prudential Securities, JP Morgan Securities,
                                  Nationsbanc Montgomery Securities
                                  (co-managers)

Expected Pricing Date:            September 16-17, 1998.

Expected Settlement Date:         September 24, 1998 through DTC, Euroclear, and
                                  CEDEL. Settles flat.

Distribution Dates:               The 15th of each month, beginning October 15,
                                  1998.

Mortgage Loans:                   The Trust will consist of two types of home
                                  equity mortgage loans:

                                  o    conventional, adjustable-rate home
                                       equity mortgage loans (expected to be
                                       approximately 92% of the aggregate pool.)

                                  o    conventional, fixed-rate home equity
                                       mortgage loans (expected to be
                                       approximately 8% of the aggregate pool.)

                                  Note: The combination of the ARM and FRM collateral will pay interest and principal on the Class A Notes.

Pricing Prepayment Speed:         o    Fixed Rate Loans: The fixed rate loans
                                       assume 25% HEP which equates to a ramped
                                       CPR starting at 2.5% CPR in the first
                                       month increasing linearly to 25.0% CPR
                                       over 10 months, and remaining at 25.0%
                                       CPR thereafter.

                                  o   Adjustable Rate Loans: For the 2/28 and
                                      3/27 loans, 100% PPC. 100% PPC assumes
                                      4.0% CPR in the first month increasing
                                      linearly to 30.0% CPR in month 30,
                                      remaining constant at 30.0% CPR from
                                      months 30 to 40, and reducing to 25% CPR for months 41 and therafter. For all other ARM products, 28% CPR.

Credit Enhancement:               The Notes are credit enhanced by a 100% FGIC
                                  guaranty, a reserve account, and
                                  cross-collateralization with the UCFC 1998-C fixed-rate transaction which is currently being offered.

Optional Termination:             10% of original pool balance. The Notes are
                                  priced to the 10% optional termination date.
                                  The margin on the Class A Notes will double after the optional termination date.

Note Rate:                        On or before the optimal termination date, the
                                  lesser of:

                                  1) 1-month LIBOR + [ ] bps, or
                                  2) the available funds cap

                                  After the optional termination date, the lesser of: 1) 1-month LIBOR + [ ] bps, or 2) the available funds cap.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Available Funds Cap:              Available funds cap is equal to the loan rate
                                  on the mortgage loans less the servicing, trustee, and surety fees.

Trust Tax Status:                 Owner Trust.

ERISA Eligibility:                Subject to the discussion in the prospectus,
                                  the Notes are ERISA eligible.

SMMEA Eligibility:                The Notes are not SMMEA eligible.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       UCFC 1998-BA Collateral Description

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

                           Fixed Rate Home Equity Loans        ARM Home Equity Loans                   All Home Equity Loans
                           ----------------------------        ---------------------                   ---------------------
Aggregate Pool Balance:    $71,667,861.35                      $696,192,548.60                         $767,860,409.95

Number of Loans:           1,518                               8,415                                   9,933

Average Outstanding        $47,212 (min: $5,455 / max:         $82,732 (min: $8,800 / max:             $77,304 (min: $5,455 / max:
Balance:                   $345,744)                           $945,000)                               $945,000)

Total Original Balance:    $71,935,665                         $697,641,684                            $769,577,349

Average Original Balance:  $47,388 (min: $5,600 / max:         $82,905 (min: $8,800 / max:             $77,477 (min: $5,600 / max:
                           $346,600)                           $945,000)                               $945,000)

Lien Position:             93.94% firsts; 6.06% seconds        99.99% firsts; 0.01% seconds            99.43% firsts; 0.57% seconds

WA Original Combined
Loan to Value Ratio:       79.99% (52.33% great than 80%,      81.94% (56.47% greater than             81.76% (56.09% greater
                            min: 8.00% / max: 100.00%)          80%, min: / 9.40%  max: 100.00%)        than 80%, min: 8.00% /
                                                                                                        max: 100.00%)

Loan Type:                 a)   97.70% Fixed Rate              a)   81.10% 3-year fixed/               a)   73.53% 3-year fixed/
                           b)   2.30% Balloon                       6-month ARM                             6-month ARM
                                                               b)   15.65% 6-month ARM                 b)   14.19% 6-month ARM
                                                               c)   2.05% 6-month/1-year               c)   9.12% Fixed Rate Non-
                                                               d)   0.76% 3-year fixed/1-year ARM           Balloon
                                                               e)   0.45% 2-year fixed/6-month ARM     d)   1.86% 6-month/1-year
                                                                                                       e)   0.69% 3-year fixed/1-
                                                                                                            year ARM
                                                                                                       f)   0.41% 2-year fixed/
                                                                                                            6-month ARM
                                                                                                       g)   0.22% Fixed Rate Balloon

WA Original Term:          260 months (9.72% less than        342 months (0.12% less than              335 months (1.02% less than
                           180-mo., 42.71% = 360-mo.;          180-mo., 88.45% = 360-mo.; min: 60 /     180-mo.,
                            min: 60 / max: 360)                max: 360)                                  84.18% = 360-mo.; min:
                                                                                                           60 /max: 360)



WA Remaining Term:         257 months (min: 51 / max: 360)     340 months (min: 57 / max: 360)         332 months (min: 51 /
                                                                                                        max: 360)

WA Seasoning:              2.8 months                          2.7 months                              2.7 months

Interest Rate Index:       NA                                  a)   97.30% 6-month LIBOR               NA
                                                               b)   2.70% 1-year CMT

Latest Scheduled           September 1, 2028                      October 1, 2028                      October 1, 2028
Maturity:

Property Type:             a)   81.04% single family              a)   90.57% single family            a)   89.68% single family
                           b)   11.08% manufactured housing       b)   3.78% 2-4 family                b)   3.89% 2-4 family
                           c)   4.89% 2-4 family                  c)   2.76% condominium               c)   2.69% condominium
                           d)   2.00% condominium                 d)   1.89% PUD                       d)   1.73% PUD

Owner Occupancy:           a)   92.88% owner occupied             a)   97.73% owner occupied           a)   97.28% owner occupied
                           b)   7.06% investor property           b)   1.92% investor property         b)   2.40% investor property


Geographic Distribution

(greater than 5%):         LA (12.07%), FL (7.51%), NC            CA (14.14%), OH (7.67%),             CA (13.32%), OH (7.37%),
                           (7.06%),                               MI (5.44%), NC (5.32%)               NC (5.48%), MI (5.33%), FL
                           CA (5.36%), TN (5.14%), MS (5.11%)                                          (5.02%)

WA Gross Coupon:           11.052% (min: 8.500%/max: 15.240%)     9.885% (current, min: 5.750%/        9.994% (current, min: 5.750%/
                                                                          max: 16.990%)                        max: 16.990%)

WA Gross Margin:           NA                                     5.277% (current, min: 1.750%/        NA
                                                                          max: 9.250%)

WA Months to Roll:         NA                                     29.8                                 NA

WA Floor:                  NA                                     8.69%                                NA

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                            Decrement Table
                                                            ---------------

                                Priced to Call*                                           Priced To Maturity*
                                ---------------                                           -------------------

                                            ----                                                        ----
    Date                0%        75%       100%      150%       200%               0%        75%       100%       150%      200%
    ----                --        ---       ----      ----       ----               --        ---       ----       ----      ----
    9/15/1998          100        100       100        100       100               100        100       100        100        100
    9/15/1999           99        89         85        78         71                99        89         85         78        71
    9/15/2000           98        73         66        51         39                98        73         66         51        39
    9/15/2001           98        57         46        29         16                98        57         46         29        16
    9/15/2002           97        45         34        17         0                 97        45         34         17         8
    9/15/2003           96        36         25        11         0                 96        36         25         11         4
    9/15/2004           94        29         18         0         0                 94        29         18         7          2
    9/15/2005           93        23         14         0         0                 93        23         14         4          1
    9/15/2006           92        18         0          0         0                 92        18         10         2          0
    9/15/2007           90        15         0          0         0                 90        15         7          1          0
    9/15/2008           88        12         0          0         0                 88        12         5          1          0
    9/15/2009           86         0         0          0         0                 86         9         4          1          0
    9/15/2010           84         0         0          0         0                 84         7         3          0          0
    9/15/2011           82         0         0          0         0                 82         6         2          0          0
    9/15/2012           79         0         0          0         0                 79         4         1          0          0
    9/15/2013           76         0         0          0         0                 76         4         1          0          0
    9/15/2014           74         0         0          0         0                 74         3         1          0          0
    9/15/2015           70         0         0          0         0                 70         2         1          0          0
    9/15/2016           67         0         0          0         0                 67         2         0          0          0
    9/15/2017           63         0         0          0         0                 63         1         0          0          0
    9/15/2018           59         0         0          0         0                 59         1         0          0          0
    9/15/2019           54         0         0          0         0                 54         1         0          0          0
    9/15/2020           49         0         0          0         0                 49         1         0          0          0
    9/15/2021           43         0         0          0         0                 43         0         0          0          0
    9/15/2022           37         0         0          0         0                 37         0         0          0          0
    9/15/2023           30         0         0          0         0                 30         0         0          0          0
    9/15/2024           22         0         0          0         0                 22         0         0          0          0
    9/15/2025           13         0         0          0         0                 13         0         0          0          0
    9/15/2026           0          0         0          0         0                 4          0         0          0          0
    9/15/2027           0          0         0          0         0                 1          0         0          0          0
    9/15/2028           0          0         0          0         0                 0          0         0          0          0

Average Life          19.81      4.49       3.43      2.33       1.77           19.87      4.89       3.75       2.54      1.91
First Prin          10/15/1998 10/15/1998 10/15/1998 10/15/1998 10/15/1998    10/15/1998 10/15/1998 10/15/1998 10/15/1998 10/15/1998
Last Prin           02/15/2026 5/15/2009  9/15/2006  11/15/2003  5/15/2002      6/15/2028  6/15/2028 6/15/2028  6/15/2028  7/15/2027
Payment Window         329        128        96        62         44             357        357       357        357        346
                                         -----------                                                 -----------

*Note: Scenarios delineated based on percentage of prepayment speed assumption.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                   Available Funds Cap Schedule

              Class A-1                        Class A-1                            Class A-1                           Class A-1
        Date        Cap                  Date        Cap                      Date        Cap                      Date       Cap
  10/15/1998      13.35             1/15/2003      12.86                 4/15/2007      14.50                 7/15/2011     15.06
  11/15/1998       9.05             2/15/2003      12.86                 5/15/2007      14.98                 8/15/2011     14.58
  12/15/1998       9.35             3/15/2003      14.57                 6/15/2007      14.50                 9/15/2011     14.58
   1/15/1999       9.08             4/15/2003      13.33                 7/15/2007      14.98                10/15/2011     15.07
   2/15/1999       9.13             5/15/2003      13.92                 8/15/2007      14.50                11/15/2011     14.59
   3/15/1999      10.13             6/15/2003      13.47                 9/15/2007      14.50                12/15/2011     15.08
   4/15/1999       9.15             7/15/2003      14.09                10/15/2007      14.99                 1/15/2012     14.59
   5/15/1999       9.46             8/15/2003      13.63                11/15/2007      14.50                 2/15/2012     14.59
   6/15/1999       9.15             9/15/2003      13.95                12/15/2007      14.99                 3/15/2012     15.60
   7/15/1999       9.49            10/15/2003      14.59                 1/15/2008      14.51                 4/15/2012     14.60
   8/15/1999       9.23            11/15/2003      14.26                 2/15/2008      14.51                 5/15/2012     15.09
   9/15/1999       9.25            12/15/2003      14.74                 3/15/2008      15.51                 6/15/2012     14.60
  10/15/1999       9.58             1/15/2004      14.28                 4/15/2008      14.51                 7/15/2012     15.09
  11/15/1999       9.27             2/15/2004      14.28                 5/15/2008      15.00                 8/15/2012     14.61
  12/15/1999       9.58             3/15/2004      15.32                 6/15/2008      14.51                 9/15/2012     14.61
   1/15/2000       9.30             4/15/2004      14.36                 7/15/2008      15.00                10/15/2012     15.09
   2/15/2000       9.34             5/15/2004      14.94                 8/15/2008      14.52                11/15/2012     14.61
   3/15/2000      10.00             6/15/2004      14.46                 9/15/2008      14.52                12/15/2012     15.09
   4/15/2000       9.38             7/15/2004      14.94                10/15/2008      15.00                 1/15/2013     14.61
   5/15/2000       9.69             8/15/2004      14.46                11/15/2008      14.52                 2/15/2013     14.61
   6/15/2000       9.38             9/15/2004      14.46                12/15/2008      15.01                 3/15/2013     16.17
   7/15/2000       9.72            10/15/2004      14.95                 1/15/2009      14.52                 4/15/2013     14.61
   8/15/2000       9.45            11/15/2004      14.47                 2/15/2009      14.53                 5/15/2013     15.11
   9/15/2000       9.47            12/15/2004      14.95                 3/15/2009      16.08                 6/15/2013     14.62
  10/15/2000       9.81             1/15/2005      14.47                 4/15/2009      14.53                 7/15/2013     15.11
  11/15/2000       9.50             2/15/2005      14.47                 5/15/2009      15.02                 8/15/2013     14.62
  12/15/2000       9.82             3/15/2005      16.02                 6/15/2009      14.53                 9/15/2013     14.62
   1/15/2001       9.53             4/15/2005      14.47                 7/15/2009      15.02                10/15/2013     15.11
   2/15/2001       9.57             5/15/2005      14.95                 8/15/2009      14.54                11/15/2013     14.62
   3/15/2001      10.61             6/15/2005      14.47                 9/15/2009      14.54                12/15/2013     15.11
   4/15/2001       9.63             7/15/2005      14.96                10/15/2009      15.02                 1/15/2014     14.62
   5/15/2001       9.95             8/15/2005      14.47                11/15/2009      14.54                 2/15/2014     14.62
   6/15/2001       9.63             9/15/2005      14.47                12/15/2009      15.03                 3/15/2014     16.19
   7/15/2001      10.30            10/15/2005      14.96                 1/15/2010      14.54                 4/15/2014     14.62
   8/15/2001      10.01            11/15/2005      14.48                 2/15/2010      14.55                 5/15/2014     15.11
   9/15/2001      10.59            12/15/2005      14.96                 3/15/2010      16.11                 6/15/2014     14.62
  10/15/2001      11.30             1/15/2006      14.48                 4/15/2010      14.55                 7/15/2014     15.11
  11/15/2001      11.11             2/15/2006      14.48                 5/15/2010      15.04                 8/15/2014     14.62
  12/15/2001      11.48             3/15/2006      16.03                 6/15/2010      14.55                 9/15/2014     14.62
   1/15/2002      11.28             4/15/2006      14.48                 7/15/2010      15.04                10/15/2014     15.11
   2/15/2002      11.28             5/15/2006      14.97                 8/15/2010      14.56                11/15/2014     14.63
   3/15/2002      12.82             6/15/2006      14.48                 9/15/2010      14.56                12/15/2014     15.11
   4/15/2002      11.77             7/15/2006      14.97                10/15/2010      15.05                 1/15/2015     14.63
   5/15/2002      12.30             8/15/2006      14.49                11/15/2010      14.56                 2/15/2015     14.63
   6/15/2002      11.90             9/15/2006      14.49                12/15/2010      15.05                 3/15/2015     16.19
   7/15/2002      12.46            10/15/2006      14.97                 1/15/2011      14.57                 4/15/2015     14.63
   8/15/2002      12.06            11/15/2006      14.49                 2/15/2011      14.57                 5/15/2015     15.12
   9/15/2002      12.38            12/15/2006      14.97                 3/15/2011      16.13                 6/15/2015     14.63
  10/15/2002      12.98             1/15/2007      14.49                 4/15/2011      14.57                 7/15/2015     15.12
  11/15/2002      12.70             2/15/2007      14.49                 5/15/2011      15.06                 8/15/2015     14.63
  12/15/2002      13.12             3/15/2007      16.05                 6/15/2011      14.58                 9/15/2015     14.63

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          Available Funds Cap Schedule
                                   (continued)

              Class A-1                        Class A-1                            Class A-1                            Class A-1
        Date        Cap                  Date        Cap                      Date        Cap                      Date        Cap
  10/15/2015      15.12             7/15/2019      15.14                 4/15/2023      14.64                 1/15/2027      13.25
  11/15/2015      14.63             8/15/2019      14.65                 5/15/2023      15.13                 2/15/2027      13.00
  12/15/2015      15.12             9/15/2019      14.65                 6/15/2023      14.64                 3/15/2027      13.96
   1/15/2016      14.63            10/15/2019      15.14                 7/15/2023      15.13                 4/15/2027      11.86
   2/15/2016      14.63            11/15/2019      14.65                 8/15/2023      14.64                 5/15/2027      12.24
   3/15/2016      15.64            12/15/2019      15.14                 9/15/2023      14.64                 6/15/2027      11.83
   4/15/2016      14.63             1/15/2020      14.65                10/15/2023      15.13                 7/15/2027      12.20
   5/15/2016      15.12             2/15/2020      14.65                11/15/2023      14.64                 8/15/2027      11.78
   6/15/2016      14.63             3/15/2020      15.66                12/15/2023      15.12                 9/15/2027      11.74
   7/15/2016      15.12             4/15/2020      14.65                 1/15/2024      14.64                10/15/2027      12.07
   8/15/2016      14.64             5/15/2020      15.14                 2/15/2024      14.63                11/15/2027      11.64
   9/15/2016      14.64             6/15/2020      14.65                 3/15/2024      15.64                12/15/2027      12.10
  10/15/2016      15.13             7/15/2020      15.14                 4/15/2024      14.63                 1/15/2028      11.82
  11/15/2016      14.64             8/15/2020      14.65                 5/15/2024      15.12                 2/15/2028      12.01
  12/15/2016      15.13             9/15/2020      14.65                 6/15/2024      14.63                 3/15/2028      13.26
   1/15/2017      14.64            10/15/2020      15.14                 7/15/2024      15.11                 4/15/2028      13.70
   2/15/2017      14.64            11/15/2020      14.65                 8/15/2024      14.62                 5/15/2028      14.17
   3/15/2017      16.21            12/15/2020      15.14                 9/15/2024      14.62                 6/15/2028      13.76
   4/15/2017      14.64             1/15/2021      14.65                10/15/2024      15.11
   5/15/2017      15.13             2/15/2021      14.65                11/15/2024      14.62
   6/15/2017      14.64             3/15/2021      16.22                12/15/2024      15.10
   7/15/2017      15.13             4/15/2021      14.65                 1/15/2025      14.61
   8/15/2017      14.64             5/15/2021      15.14                 2/15/2025      14.61
   9/15/2017      14.64             6/15/2021      14.65                 3/15/2025      16.17
  10/15/2017      15.13             7/15/2021      15.14                 4/15/2025      14.60
  11/15/2017      14.64             8/15/2021      14.65                 5/15/2025      15.08
  12/15/2017      15.13             9/15/2021      14.65                 6/15/2025      14.59
   1/15/2018      14.65            10/15/2021      15.14                 7/15/2025      15.07
   2/15/2018      14.65            11/15/2021      14.65                 8/15/2025      14.58
   3/15/2018      16.22            12/15/2021      15.14                 9/15/2025      14.57
   4/15/2018      14.65             1/15/2022      14.65                10/15/2025      15.05
   5/15/2018      15.14             2/15/2022      14.65                11/15/2025      14.55
   6/15/2018      14.65             3/15/2022      16.22                12/15/2025      15.03
   7/15/2018      15.14             4/15/2022      14.65                 1/15/2026      14.53
   8/15/2018      14.65             5/15/2022      15.14                 2/15/2026      14.52
   9/15/2018      14.65             6/15/2022      14.65                 3/15/2026      16.06
  10/15/2018      15.14             7/15/2022      15.14                 4/15/2026      14.48
  11/15/2018      14.65             8/15/2022      14.65                 5/15/2026      14.94
  12/15/2018      15.14             9/15/2022      14.65                 6/15/2026      14.43
   1/15/2019      14.65            10/15/2022      15.14                 7/15/2026      14.88
   2/15/2019      14.65            11/15/2022      14.65                 8/15/2026      14.35
   3/15/2019      16.22            12/15/2022      15.13                 9/15/2026      14.28
   4/15/2019      14.65             1/15/2023      14.65                10/15/2026      14.65
   5/15/2019      15.14             2/15/2023      14.64                11/15/2026      14.01
   6/15/2019      14.65             3/15/2023      16.21                12/15/2026      14.13

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                         UCFC 1998-BA COLLATERAL DETAIL
                         ------------------------------

                              Adjustable Rate Loans

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
                                                         of         Current        Current
              Adjustment Type                          Loans        Balance        Balance
              -------------------------------------------------------------------------------
              ARM                                        8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
                                                         of         Current        Current
              Product Type (1)                         Loans        Balance        Balance
              -------------------------------------------------------------------------------
              ARM - 3 Year/6 Month                       6,982     564,586,415.23      81.10
              -------------------------------------------------------------------------------
              ARM - 6 Month                              1,180     108,923,842.36      15.65
              -------------------------------------------------------------------------------
              ARM - 6 Month/1 Year                         159      14,262,063.49       2.05
              -------------------------------------------------------------------------------
              ARM - 3 Year/1 Year                           66       5,297,578.05       0.76
              -------------------------------------------------------------------------------
              ARM - 2 Year/6 Month                          28       3,122,649.47       0.45
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------

(1) Calculated based on Monthly Terms.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.


              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
                                                         of         Current        Current

              Mortgage Rates (%)                       Loans        Balance        Balance
              -------------------------------------------------------------------------------
              5.51 - 5.75                                    1          96,918.70       0.01
              -------------------------------------------------------------------------------
              5.76 - 6.00                                    1         239,509.40       0.03
              -------------------------------------------------------------------------------
              6.01 - 6.25                                    5         883,746.92       0.13
              -------------------------------------------------------------------------------
              6.26 - 6.50                                    3         296,745.88       0.04
              -------------------------------------------------------------------------------
              6.51 - 6.75                                    6         929,422.93       0.13
              -------------------------------------------------------------------------------
              6.76 - 7.00                                    6         974,306.94       0.14
              -------------------------------------------------------------------------------
              7.01 - 7.25                                   20       2,998,080.30       0.43
              -------------------------------------------------------------------------------
              7.26 - 7.50                                   34       5,497,605.96       0.79
              -------------------------------------------------------------------------------
              7.51 - 7.75                                   29       4,645,987.13       0.67
              -------------------------------------------------------------------------------
              7.76 - 8.00                                  102      14,131,860.38       2.03
              -------------------------------------------------------------------------------
              8.01 - 8.25                                   95      12,464,134.92       1.79
              -------------------------------------------------------------------------------
              8.26 - 8.50                                  250      32,600,196.55       4.68
              -------------------------------------------------------------------------------
              8.51 - 8.75                                  216      27,147,007.38       3.90
              -------------------------------------------------------------------------------
              8.76 - 9.00                                  454      51,497,819.19       7.40
              -------------------------------------------------------------------------------
              9.01 - 9.25                                  407      43,414,842.40       6.24
              -------------------------------------------------------------------------------
              9.26 - 9.50                                  746      64,834,844.34       9.31
              -------------------------------------------------------------------------------
              9.51 - 9.75                                  551      52,336,294.21       7.52
              -------------------------------------------------------------------------------
              9.76 - 10.00                               1,130      91,584,022.69      13.15
              -------------------------------------------------------------------------------
              10.01 - 10.25                                703      57,242,361.79       8.22
              -------------------------------------------------------------------------------
              10.26 - 10.50                                463      38,292,341.48       5.50
              -------------------------------------------------------------------------------
              10.51 - 10.75                              1,391      87,351,398.39      12.55
              -------------------------------------------------------------------------------
              10.76 - 11.00                                704      47,412,921.24       6.81
              -------------------------------------------------------------------------------
              11.01 - 11.25                                129       8,555,614.56       1.23
              -------------------------------------------------------------------------------
              11.26 - 11.50                                 85       4,790,471.10       0.69
              -------------------------------------------------------------------------------
              11.51 - 11.75                                667      33,529,387.47       4.82
              -------------------------------------------------------------------------------
              11.76 - 12.00                                164       8,878,874.63       1.28
              -------------------------------------------------------------------------------
              12.01 - 12.25                                 21       1,545,763.73       0.22
              -------------------------------------------------------------------------------
              12.26 - 12.50                                 13         793,155.03       0.11
              -------------------------------------------------------------------------------
              12.51 - 12.75                                 11         713,488.17       0.10
              -------------------------------------------------------------------------------
              13.01 greater than or =                        8         513,424.79       0.07
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
              Original Mortgage Loan                     of         Current        Current
              Principal Balance ($)                    Loans        Balance        Balance
              -------------------------------------------------------------------------------
              1 - 25,000                                   323       6,545,137.11       0.94
              -------------------------------------------------------------------------------
              25,001 - 50,000                            2,180      83,646,412.24      12.01
              -------------------------------------------------------------------------------
              50,001 - 75,000                            2,466     151,927,200.78      21.82
              -------------------------------------------------------------------------------
              75,001 - 100,000                           1,347     115,315,418.66      16.56
              -------------------------------------------------------------------------------
              100,001 - 125,000                            771      86,107,777.88      12.37
              -------------------------------------------------------------------------------
              125,001 - 150,000                            472      64,432,807.94       9.26
              -------------------------------------------------------------------------------
              150,001 - 175,000                            290      46,655,029.75       6.70
              -------------------------------------------------------------------------------
              175,001 - 200,000                            187      35,024,783.69       5.03
              -------------------------------------------------------------------------------
              200,001 - 225,000                            104      22,044,079.63       3.17
              -------------------------------------------------------------------------------
              225,001 - 250,000                             72      17,121,005.42       2.46
              -------------------------------------------------------------------------------
              250,001 - 275,000                             61      15,872,961.36       2.28
              -------------------------------------------------------------------------------
              275,001 - 300,000                             46      13,362,087.62       1.92
              -------------------------------------------------------------------------------
              300,001 greater than or =                     96      38,137,846.52       5.48
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
              Current Mortgage Loan                      of         Current        Current
              Principal Balance ($)                    Loans        Balance        Balance
              -------------------------------------------------------------------------------
              0.01 - 25,000.00                             330       6,714,866.53       0.96
              -------------------------------------------------------------------------------
              25,000.01 - 50,000.00                      2,184      83,991,469.35      12.06
              -------------------------------------------------------------------------------
              50,000.01 - 75,000.00                      2,466     152,167,384.68      21.86
              -------------------------------------------------------------------------------
              75,000.01 - 100,000.00                     1,342     115,134,265.43      16.54
              -------------------------------------------------------------------------------
              100,000.01 - 125,000.00                      769      86,033,123.59      12.36
              -------------------------------------------------------------------------------
              125,000.01 - 150,000.00                      471      64,372,254.81       9.25
              -------------------------------------------------------------------------------
              150,000.01 - 175,000.00                      288      46,391,374.16       6.66
              -------------------------------------------------------------------------------
              175,000.01 - 200,000.00                      188      35,248,419.70       5.06
              -------------------------------------------------------------------------------
              200,000.01 - 225,000.00                      103      21,869,853.30       3.14
              -------------------------------------------------------------------------------
              225,000.01 - 250,000.00                       72      17,146,616.88       2.46
              -------------------------------------------------------------------------------
              250,000.01 - 275,000.00                       60      15,622,986.03       2.24
              -------------------------------------------------------------------------------
              275,000.01 - 300,000.00                       47      13,661,971.43       1.96
              -------------------------------------------------------------------------------
              300,000.01 greater than or =                  95      37,837,962.71       5.43
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

              -------------------------------------------------------------------------------
                                                                                     % of
              Original                                   #           Total          Total
              Combined                                   of         Current        Current
              Loan-to-Value Ratio                      Loans        Balance        Balance
              -------------------------------------------------------------------------------
              5.01 - 10.00                                   1          14,861.50       0.00
              -------------------------------------------------------------------------------
              10.01 - 15.00                                  5         115,036.05       0.02
              -------------------------------------------------------------------------------
              15.01 - 20.00                                 11         361,659.37       0.05
              -------------------------------------------------------------------------------
              20.01 - 25.00                                 19         599,491.03       0.09
              -------------------------------------------------------------------------------
              25.01 - 30.00                                 19       1,007,625.38       0.14
              -------------------------------------------------------------------------------
              30.01 - 35.00                                 36       1,200,816.64       0.17
              -------------------------------------------------------------------------------
              35.01 - 40.00                                 48       1,911,310.28       0.27
              -------------------------------------------------------------------------------
              40.01 - 45.00                                 70       3,618,175.93       0.52
              -------------------------------------------------------------------------------
              45.01 - 50.00                                105       7,091,394.62       1.02
              -------------------------------------------------------------------------------
              50.01 - 55.00                                110       6,662,488.41       0.96
              -------------------------------------------------------------------------------
              55.01 - 60.00                                163       9,301,133.36       1.34
              -------------------------------------------------------------------------------
              60.01 - 65.00                                280      20,988,871.48       3.01
              -------------------------------------------------------------------------------
              65.01 - 70.00                                377      30,656,308.10       4.40
              -------------------------------------------------------------------------------
              70.01 - 75.00                                611      57,378,456.36       8.24
              -------------------------------------------------------------------------------
              75.01 - 80.00                              1,659     162,127,761.87      23.29
              -------------------------------------------------------------------------------
              80.01 - 85.00                              1,102      96,600,780.80      13.88
              -------------------------------------------------------------------------------
              85.01 - 90.00                              1,936     165,593,342.64      23.79
              -------------------------------------------------------------------------------
              90.01 - 95.00                              1,187      87,731,038.23      12.60
              -------------------------------------------------------------------------------
              95.01 - 100.00                               676      43,231,996.55       6.21
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
                                                         of         Current        Current
              Margin (%)                               Loans        Balance        Balance
              -------------------------------------------------------------------------------
              0.01 - 4.00                                1,043      86,535,413.40      12.43
              -------------------------------------------------------------------------------
              4.01 - 4.25                                  248      18,220,974.54       2.62
              -------------------------------------------------------------------------------
              4.26 - 4.50                                1,134      84,178,968.59      12.09
              -------------------------------------------------------------------------------
              4.51 - 4.75                                  159      15,510,877.38       2.23
              -------------------------------------------------------------------------------
              4.76 - 5.00                                  687      77,163,762.49      11.08
              -------------------------------------------------------------------------------
              5.01 - 5.25                                2,070     150,409,497.70      21.60
              -------------------------------------------------------------------------------
              5.26 - 5.50                                  239      21,774,965.26       3.13
              -------------------------------------------------------------------------------
              5.51 - 5.75                                  480      47,299,513.67       6.79
              -------------------------------------------------------------------------------
              5.76 - 6.00                                1,314      83,064,825.23      11.93
              -------------------------------------------------------------------------------
              6.01 - 6.25                                  221      21,029,703.62       3.02
              -------------------------------------------------------------------------------
              6.26 - 6.50                                  197      21,504,119.21       3.09
              -------------------------------------------------------------------------------
              6.51 - 6.75                                  165      16,729,784.49       2.40
              -------------------------------------------------------------------------------
              6.76 - 7.00                                  170      19,391,709.94       2.79
              -------------------------------------------------------------------------------
              7.01 greater than or =                       288      33,378,433.08       4.79
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
                                                         of         Current        Current
              Maximum Mortgage Rates (%)               Loans        Balance        Balance
              -------------------------------------------------------------------------------
              0.01 - 14.00                                 241      32,959,485.39       4.73
              -------------------------------------------------------------------------------
              14.01 - 14.25                                 89      12,055,994.07       1.73
              -------------------------------------------------------------------------------
              14.26 - 14.50                                229      29,919,053.83       4.30
              -------------------------------------------------------------------------------
              14.51 - 14.75                                189      24,661,671.12       3.54
              -------------------------------------------------------------------------------
              14.76 - 15.00                                451      51,062,502.76       7.33
              -------------------------------------------------------------------------------
              15.01 - 15.25                                380      40,381,561.33       5.80
              -------------------------------------------------------------------------------
              15.26 - 15.50                                742      65,486,567.02       9.41
              -------------------------------------------------------------------------------
              15.51 - 15.75                                549      52,186,757.56       7.50
              -------------------------------------------------------------------------------
              15.76 - 16.00                              1,122      91,076,781.55      13.08
              -------------------------------------------------------------------------------
              16.01 - 16.25                                715      58,429,823.27       8.39
              -------------------------------------------------------------------------------
              16.26 - 16.50                                472      39,455,674.75       5.67
              -------------------------------------------------------------------------------
              16.51 - 16.75                              1,401      88,486,168.82      12.71
              -------------------------------------------------------------------------------
              16.76 - 17.00                                705      47,126,766.02       6.77
              -------------------------------------------------------------------------------
              17.01 - 17.25                                136       9,339,988.18       1.34
              -------------------------------------------------------------------------------
              17.26 - 17.50                                 87       4,977,429.24       0.71
              -------------------------------------------------------------------------------
              17.51 - 17.75                                666      33,532,947.31       4.82
              -------------------------------------------------------------------------------
              17.76 - 18.00                                177      10,458,156.37       1.50
              -------------------------------------------------------------------------------
              18.01 greater than or =                      64       4,595,220.01       0.66
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
                                                         of         Current        Current
              Minimum Mortgage Rates (%)               Loans        Balance        Balance
              -------------------------------------------------------------------------------
              0.01 - 6.00                                  118      16,422,711.45       2.36
              -------------------------------------------------------------------------------
              6.01 - 6.25                                   42       6,515,588.60       0.94
              -------------------------------------------------------------------------------
              6.26 - 6.50                                   84      13,723,745.33       1.97
              -------------------------------------------------------------------------------
              6.51 - 6.75                                  111      14,928,267.54       2.14
              -------------------------------------------------------------------------------
              6.76 - 7.00                                  178      23,369,549.79       3.36
              -------------------------------------------------------------------------------
              7.01 - 7.25                                  169      20,229,461.00       2.91
              -------------------------------------------------------------------------------
              7.26 - 7.50                                  337      37,347,833.51       5.36
              -------------------------------------------------------------------------------
              7.51 - 7.75                                  236      27,920,744.40       4.01
              -------------------------------------------------------------------------------
              7.76 - 8.00                                  570      57,518,452.00       8.26
              -------------------------------------------------------------------------------
              8.01 - 8.25                                  356      36,197,193.72       5.20
              -------------------------------------------------------------------------------
              8.26 - 8.50                                  746      63,314,956.87       9.09
              -------------------------------------------------------------------------------
              8.51 - 8.75                                  502      45,651,876.58       6.56
              -------------------------------------------------------------------------------
              8.76 - 9.00                                  963      75,564,784.80      10.85
              -------------------------------------------------------------------------------
              9.01 - 9.25                                  556      44,908,527.55       6.45
              -------------------------------------------------------------------------------
              9.26 - 9.50                                  292      22,978,121.27       3.30
              -------------------------------------------------------------------------------
              9.51 - 9.75                                1,211      73,763,794.04      10.60
              -------------------------------------------------------------------------------
              9.76 - 10.00                                 409      27,767,475.30       3.99
              -------------------------------------------------------------------------------
              10.01 greater than or =                    1,535      88,069,464.85      12.65
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------


              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
                                                         of         Current        Current
              Next Rate Adjustment Date                Loans        Balance        Balance
              -------------------------------------------------------------------------------
              1998                                         354      32,071,877.06       4.61
              -------------------------------------------------------------------------------
              1999                                         912      81,894,856.42      11.76
              -------------------------------------------------------------------------------
              2000                                          69       7,836,773.23       1.13
              -------------------------------------------------------------------------------
              2001                                       7,080     574,389,041.89      82.50
              -------------------------------------------------------------------------------

              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
                                                         of         Current        Current
              Months to Next Rate Adjustment           Loans        Balance        Balance
              -------------------------------------------------------------------------------
              1                                              9       1,397,866.10       0.20
              -------------------------------------------------------------------------------
              2                                             10       1,005,833.95       0.14
              -------------------------------------------------------------------------------
              3                                            335      29,668,177.01       4.26
              -------------------------------------------------------------------------------
              4                                            411      43,475,583.45       6.24
              -------------------------------------------------------------------------------
              5                                            170      11,715,495.83       1.68
              -------------------------------------------------------------------------------
              6 - 11                                       302      24,764,600.01       3.56
              -------------------------------------------------------------------------------
              12 - 23                                       86       8,403,819.22       1.21
              -------------------------------------------------------------------------------
              24 - 35                                    4,252     354,822,503.89      50.97
              -------------------------------------------------------------------------------
              36 - 47                                    2,840     220,938,669.14      31.74
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
                                                         of         Current        Current
              Index Type                               Loans        Balance        Balance
              -------------------------------------------------------------------------------
              Libor - 6 Month                            8,198     677,398,440.22      97.30
              -------------------------------------------------------------------------------
              Treasury - 1 Year                            217      18,794,108.38       2.70
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
                                                         of         Current        Current
              Balloon                                  Loans        Balance        Balance
              -------------------------------------------------------------------------------
              Non-Balloon                                8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
                                                         of         Current        Current
              Original Term                            Loans        Balance        Balance
              -------------------------------------------------------------------------------
              60 - 119                                       6         170,558.97       0.02
              -------------------------------------------------------------------------------
              120 - 179                                     26         665,947.48       0.10
              -------------------------------------------------------------------------------
              180 - 239                                    903      41,581,430.78       5.97
              -------------------------------------------------------------------------------
              240 - 299                                    691      37,277,449.74       5.35
              -------------------------------------------------------------------------------
              300 - 359                                     13         725,529.18       0.10
              -------------------------------------------------------------------------------
              360 greater than or =                      6,776     615,771,632.45      88.45
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
                                                         of         Current        Current
              Seasoning                                Loans        Balance        Balance
              -------------------------------------------------------------------------------
              = or less than 0                           1,569     120,888,229.63      17.36
              -------------------------------------------------------------------------------
              1 - 12                                     6,750     565,411,451.92      81.21
              -------------------------------------------------------------------------------
              13 - 24                                       27       3,301,075.09       0.47
              -------------------------------------------------------------------------------
              25 - 36                                       44       4,872,377.12       0.70
              -------------------------------------------------------------------------------
              37 - 48                                       11         972,195.83       0.14
              -------------------------------------------------------------------------------
              49 - 60                                        2         101,523.53       0.01
              -------------------------------------------------------------------------------
              61 - 72                                        3         146,330.54       0.02
              -------------------------------------------------------------------------------
              85 - 96                                        1          63,489.72       0.01
              -------------------------------------------------------------------------------
              97 - 108                                       1          73,468.25       0.01
              -------------------------------------------------------------------------------
              133 - 144                                      1          62,201.98       0.01
              -------------------------------------------------------------------------------
              145 - 156                                      2         111,260.82       0.02
              -------------------------------------------------------------------------------
              157 - 168                                      2          46,510.72       0.01
              -------------------------------------------------------------------------------
              181 - 192                                      1          29,589.33       0.00
              -------------------------------------------------------------------------------
              253 - 264                                      1         112,844.12       0.02
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
              Remaining Term                             of         Current        Current
              to Maturity                              Loans        Balance        Balance
              -------------------------------------------------------------------------------
              49 - 60                                        4         100,278.56       0.01
              -------------------------------------------------------------------------------
              61 - 72                                        1          34,334.65       0.00
              -------------------------------------------------------------------------------
              85 - 96                                        1          35,945.76       0.01
              -------------------------------------------------------------------------------
              97 - 108                                       1         112,844.12       0.02
              -------------------------------------------------------------------------------
              109 - 120                                     25         636,347.48       0.09
              -------------------------------------------------------------------------------
              133 - 144                                      2         114,765.22       0.02
              -------------------------------------------------------------------------------
              145 - 156                                      2          56,097.57       0.01
              -------------------------------------------------------------------------------
              169 - 180                                    899      41,394,848.65       5.95
              -------------------------------------------------------------------------------
              193 - 204                                      3          74,302.84       0.01
              -------------------------------------------------------------------------------
              205 - 216                                      3         158,377.37       0.02
              -------------------------------------------------------------------------------
              217 - 228                                      1          62,201.98       0.01
              -------------------------------------------------------------------------------
              229 - 240                                    691      37,277,449.74       5.35
              -------------------------------------------------------------------------------
              253 - 264                                      2         136,957.97       0.02
              -------------------------------------------------------------------------------
              289 - 300                                     15         808,370.00       0.12
              -------------------------------------------------------------------------------
              301 - 312                                      3         129,436.43       0.02
              -------------------------------------------------------------------------------
              313 - 324                                     11       1,237,930.87       0.18
              -------------------------------------------------------------------------------
              325 - 336                                     41       4,511,372.39       0.65
              -------------------------------------------------------------------------------
              337 - 348                                     29       3,662,412.92       0.53
              -------------------------------------------------------------------------------
              349 - 360                                  6,681     605,648,274.08      86.99
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
                                                         of         Current        Current
              Year of Origination                      Loans        Balance        Balance
              -------------------------------------------------------------------------------
              1984                                           1          24,177.42       0.00
              -------------------------------------------------------------------------------
              1985                                           2          50,125.42       0.01
              -------------------------------------------------------------------------------
              1986                                           2         145,670.68       0.02
              -------------------------------------------------------------------------------
              1991                                           1          63,489.72       0.01
              -------------------------------------------------------------------------------
              1992                                           1          71,759.42       0.01
              -------------------------------------------------------------------------------
              1993                                           4         139,884.83       0.02
              -------------------------------------------------------------------------------
              1994                                           5         347,680.33       0.05
              -------------------------------------------------------------------------------
              1995                                          22       2,708,022.36       0.39
              -------------------------------------------------------------------------------
              1996                                          50       5,659,528.79       0.81
              -------------------------------------------------------------------------------
              1997                                          41       3,751,545.97       0.54
              -------------------------------------------------------------------------------
              1998                                       8,286     683,230,663.66      98.14
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.


              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
              Maturity                                   of         Current        Current
              Date                                     Loans        Balance        Balance
              -------------------------------------------------------------------------------
              2003                                           4         100,278.56       0.01
              -------------------------------------------------------------------------------
              2004                                           1          34,334.65       0.00
              -------------------------------------------------------------------------------
              2006                                           2         148,789.88       0.02
              -------------------------------------------------------------------------------
              2008                                          25         636,347.48       0.09
              -------------------------------------------------------------------------------
              2010                                           2         114,765.22       0.02
              -------------------------------------------------------------------------------
              2011                                           2          56,097.57       0.01
              -------------------------------------------------------------------------------
              2013                                         899      41,394,848.65       5.95
              -------------------------------------------------------------------------------
              2014                                           1          24,177.42       0.00
              -------------------------------------------------------------------------------
              2015                                           2          50,125.42       0.01
              -------------------------------------------------------------------------------
              2016                                           4         220,579.35       0.03
              -------------------------------------------------------------------------------
              2017                                           1          32,128.42       0.00
              -------------------------------------------------------------------------------
              2018                                         690      37,245,321.32       5.35
              -------------------------------------------------------------------------------
              2020                                           2         136,957.97       0.02
              -------------------------------------------------------------------------------
              2022                                           1          71,759.42       0.01
              -------------------------------------------------------------------------------
              2023                                          14         736,610.58       0.11
              -------------------------------------------------------------------------------
              2024                                           4         177,097.83       0.03
              -------------------------------------------------------------------------------
              2025                                          21       2,572,016.47       0.37
              -------------------------------------------------------------------------------
              2026                                          37       4,192,754.82       0.60
              -------------------------------------------------------------------------------
              2027                                          38       3,804,133.18       0.55
              -------------------------------------------------------------------------------
              2028                                       6,665     604,443,424.39      86.82
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

              -------------------------------------------------------------------------------
                                                                                     % of
              Geographic                                 #           Total          Total
              Distribution                               of         Current        Current
              by Balance                               Loans        Balance        Balance
              -------------------------------------------------------------------------------
              California                                   614      98,466,393.35      14.14
              -------------------------------------------------------------------------------
              Ohio                                         824      53,384,223.51       7.67
              -------------------------------------------------------------------------------
              Michigan                                     595      37,876,915.24       5.44
              -------------------------------------------------------------------------------
              North Carolina                               451      37,012,157.96       5.32
              -------------------------------------------------------------------------------
              Tennessee                                    432      33,133,578.26       4.76
              -------------------------------------------------------------------------------
              Florida                                      354      33,131,347.28       4.76
              -------------------------------------------------------------------------------
              Indiana                                      492      27,221,768.01       3.91
              -------------------------------------------------------------------------------
              New York                                     284      26,720,539.89       3.84
              -------------------------------------------------------------------------------
              Georgia                                      223      24,028,386.29       3.45
              -------------------------------------------------------------------------------
              Louisiana                                    325      21,957,759.45       3.15
              -------------------------------------------------------------------------------
              Pennsylvania                                 277      21,225,845.12       3.05
              -------------------------------------------------------------------------------
              Mississippi                                  314      20,849,127.82       2.99
              -------------------------------------------------------------------------------
              New Jersey                                   123      17,257,825.16       2.48
              -------------------------------------------------------------------------------
              Virginia                                     152      13,472,125.26       1.94
              -------------------------------------------------------------------------------
              Illinois                                     227      13,087,111.20       1.88
              -------------------------------------------------------------------------------
              Colorado                                     123      13,064,647.04       1.88
              -------------------------------------------------------------------------------
              Kentucky                                     211      12,853,760.81       1.85
              -------------------------------------------------------------------------------
              Washington                                   107      12,402,595.79       1.78
              -------------------------------------------------------------------------------
              South Carolina                               159      12,253,308.64       1.76
              -------------------------------------------------------------------------------
              New Hampshire                                131      11,116,893.50       1.60
              -------------------------------------------------------------------------------
              Maine                                        142      11,007,403.01       1.58
              -------------------------------------------------------------------------------
              Texas                                        147      10,510,005.15       1.51
              -------------------------------------------------------------------------------
              Massachusetts                                 94      10,504,779.96       1.51
              -------------------------------------------------------------------------------
              Utah                                          90       9,334,470.63       1.34
              -------------------------------------------------------------------------------
              Connecticut                                   84       9,331,681.46       1.34
              -------------------------------------------------------------------------------
              Oklahoma                                     172       9,209,419.55       1.32
              -------------------------------------------------------------------------------
              Wisconsin                                    134       8,826,492.67       1.27
              -------------------------------------------------------------------------------
              Iowa                                         151       8,711,549.00       1.25
              -------------------------------------------------------------------------------
              Maryland                                      73       8,517,075.26       1.22
              -------------------------------------------------------------------------------
              Oregon                                        71       8,159,760.94       1.17
              -------------------------------------------------------------------------------
              Missouri                                     119       7,936,496.08       1.14
              -------------------------------------------------------------------------------
              Arkansas                                     117       6,764,862.60       0.97
              -------------------------------------------------------------------------------
              Kansas                                       119       6,470,193.13       0.93
              -------------------------------------------------------------------------------
              Arizona                                       59       6,456,166.59       0.93
              -------------------------------------------------------------------------------
              New Mexico                                    74       6,433,858.22       0.92
              -------------------------------------------------------------------------------
              Alabama                                       60       5,454,273.03       0.78
              -------------------------------------------------------------------------------
              Minnesota                                     76       5,227,840.75       0.75
              -------------------------------------------------------------------------------
              West Virginia                                 69       4,119,272.28       0.59
              -------------------------------------------------------------------------------
              Nebraska                                      56       2,915,635.10       0.42
              -------------------------------------------------------------------------------
              District of Columbia                          18       2,269,293.08       0.33
              -------------------------------------------------------------------------------
              Nevada                                        17       1,815,600.43       0.26
              -------------------------------------------------------------------------------
              Idaho                                         21       1,660,634.46       0.24
              -------------------------------------------------------------------------------
              Rhode Island                                  12       1,614,612.43       0.23
              -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

              -------------------------------------------------------------------------------
              Vermont                                        6         657,582.99       0.09
              -------------------------------------------------------------------------------
              Delaware                                       5         593,197.51       0.09
              -------------------------------------------------------------------------------
              Wyoming                                        6         430,595.12       0.06
              -------------------------------------------------------------------------------
              North Dakota                                   2         310,930.71       0.04
              -------------------------------------------------------------------------------
              Montana                                        2         232,834.79       0.03
              -------------------------------------------------------------------------------
              Hawaii                                         1         199,722.09       0.03
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
                                                         of         Current        Current
              Property Type                            Loans        Balance        Balance
              -------------------------------------------------------------------------------
              Single Family Residence                    7,734     630,521,913.38      90.57
              -------------------------------------------------------------------------------
              2 Family                                     233      22,476,308.73       3.23
              -------------------------------------------------------------------------------
              Condo                                        225      19,232,921.24       2.76
              -------------------------------------------------------------------------------
              PUD                                           90      13,136,793.25       1.89
              -------------------------------------------------------------------------------
              Townhouse                                     29       2,807,357.07       0.40
              -------------------------------------------------------------------------------
              Rowhouse                                      30       2,271,045.20       0.33
              -------------------------------------------------------------------------------
              4 Family                                      25       2,092,958.13       0.30
              -------------------------------------------------------------------------------
              3 Family                                      20       1,780,968.97       0.26
              -------------------------------------------------------------------------------
              Manufactured Housing                          19       1,151,015.92       0.17
              -------------------------------------------------------------------------------
              Modular Housing                               10         721,266.71       0.10
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------
                                                                                     % of

                                                         #           Total          Total
                                                         of         Current        Current
              Occupancy                                Loans        Balance        Balance
              -------------------------------------------------------------------------------
              Primary                                    8,196     680,384,206.13      97.73
              -------------------------------------------------------------------------------
              Investment                                   190      13,351,629.50       1.92
              -------------------------------------------------------------------------------
              Second Home                                   29       2,456,712.97       0.35
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

              -------------------------------------------------------------------------------
                                                                                     % of
                                                         #           Total          Total
              Lien                                       of         Current        Current
              Position                                 Loans        Balance        Balance
              -------------------------------------------------------------------------------
              1st Lien                                   8,413     696,137,004.42      99.99
              -------------------------------------------------------------------------------
              2nd Lien                                       2          55,544.18       0.01
              -------------------------------------------------------------------------------
              Total:                                     8,415     696,192,548.60     100.00
              -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                         UCFC 1998-BA COLLATERAL DETAIL

                                Fixed Rate Loans

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

           -------------------------------------------------------------------
                                                                      % of
                                            #          Total         Total
                                            of        Current       Current
           Adjustment Type                Loans       Balance       Balance
           -------------------------------------------------------------------
           Fixed Rate                       1,518    71,667,861.35     100.00
           -------------------------------------------------------------------
           Total:                           1,518    71,667,861.35     100.00
           -------------------------------------------------------------------

-------------------------------------------------------------------------------

           -------------------------------------------------------------------
                                                                      % of
                                            #          Total         Total
                                            of        Current       Current
           Product Type (1)               Loans       Balance       Balance
           -------------------------------------------------------------------
           Fixed Rate                       1,499    70,015,927.39      97.70
           -------------------------------------------------------------------
           Balloon - 15/30                     18     1,610,345.21       2.25
           -------------------------------------------------------------------
           Balloon - 10/30                      1        41,588.75       0.06
           -------------------------------------------------------------------
           Total:                           1,518    71,667,861.35     100.00
           -------------------------------------------------------------------

(1) Calculated based on Monthly Terms.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

           -------------------------------------------------------------------
                                                                      % of
                                            #          Total         Total
                                            of        Current       Current
           Mortgage Rates (%)             Loans       Balance       Balance
           -------------------------------------------------------------------
           8.26 - 8.50                          4       624,440.23       0.87
           -------------------------------------------------------------------
           8.51 - 8.75                          5       768,282.39       1.07
           -------------------------------------------------------------------
           8.76 - 9.00                         29     1,540,891.85       2.15
           -------------------------------------------------------------------
           9.01 - 9.25                         14     1,268,111.78       1.77
           -------------------------------------------------------------------
           9.26 - 9.50                         39     2,479,043.17       3.46
           -------------------------------------------------------------------
           9.51 - 9.75                         44     3,149,746.59       4.39
           -------------------------------------------------------------------
           9.76 - 10.00                        84     5,359,267.49       7.48
           -------------------------------------------------------------------
           10.01 - 10.25                       83     4,796,588.68       6.69
           -------------------------------------------------------------------
           10.26 - 10.50                      108     5,408,255.02       7.55
           -------------------------------------------------------------------
           10.51 - 10.75                      111     5,611,818.60       7.83
           -------------------------------------------------------------------
           10.76 - 11.00                      121     6,693,859.12       9.34
           -------------------------------------------------------------------
           11.01 - 11.25                      179     7,585,067.86      10.58
           -------------------------------------------------------------------
           11.26 - 11.50                      139     5,092,269.97       7.11
           -------------------------------------------------------------------
           11.51 - 11.75                      100     4,560,018.97       6.36
           -------------------------------------------------------------------
           11.76 - 12.00                       54     2,414,676.47       3.37
           -------------------------------------------------------------------
           12.01 - 12.25                      132     4,286,950.43       5.98
           -------------------------------------------------------------------
           12.26 - 12.50                      113     4,212,965.95       5.88
           -------------------------------------------------------------------
           12.51 - 12.75                       26       944,129.47       1.32
           -------------------------------------------------------------------
           12.76 - 13.00                       56     2,658,755.13       3.71
           -------------------------------------------------------------------
           13.01 greater than or =             77     2,212,722.18       3.09
           -------------------------------------------------------------------
           Total:                           1,518    71,667,861.35     100.00
           -------------------------------------------------------------------

-------------------------------------------------------------------------------

           -------------------------------------------------------------------
                                                                      % of
                                            #          Total         Total
           Original Mortgage Loan           of        Current       Current
           Principal Balance ($)          Loans       Balance       Balance
           -------------------------------------------------------------------
           1 - 25,000                         364     6,581,485.42       9.18
           -------------------------------------------------------------------
           25,001 - 50,000                    653    23,732,069.98      33.11
           -------------------------------------------------------------------
           50,001 - 75,000                    305    18,492,963.03      25.80
           -------------------------------------------------------------------
           75,001 - 100,000                    92     7,943,824.72      11.08
           -------------------------------------------------------------------
           100,001 - 125,000                   56     6,233,658.33       8.70
           -------------------------------------------------------------------
           125,001 - 150,000                   20     2,770,538.71       3.87
           -------------------------------------------------------------------
           150,001 - 175,000                   10     1,646,031.97       2.30
           -------------------------------------------------------------------
           175,001 - 200,000                    7     1,318,711.83       1.84
           -------------------------------------------------------------------
           200,001 - 225,000                    1       211,731.24       0.30
           -------------------------------------------------------------------
           225,001 - 250,000                    4       955,599.92       1.33
           -------------------------------------------------------------------
           250,001 - 275,000                    2       544,149.21       0.76
           -------------------------------------------------------------------
           275,001 - 300,000                    2       571,506.52       0.80
           -------------------------------------------------------------------
           300,001 greater than or =            2       665,590.47       0.93
           -------------------------------------------------------------------
           Total:                           1,518    71,667,861.35     100.00
           -------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.


           -------------------------------------------------------------------
                                                                      % of
                                            #          Total         Total
           Current Mortgage Loan            of        Current       Current
           Principal Balance ($)          Loans       Balance       Balance
           -------------------------------------------------------------------
           0.01 - 25,000.00                   367     6,644,987.77       9.27
           -------------------------------------------------------------------
           25,000.01 - 50,000.00              653    23,798,209.50      33.21
           -------------------------------------------------------------------
           50,000.01 - 75,000.00              302    18,363,321.16      25.62
           -------------------------------------------------------------------
           75,000.01 - 100,000.00              92     7,943,824.72      11.08
           -------------------------------------------------------------------
           100,000.01 - 125,000.00             56     6,233,658.33       8.70
           -------------------------------------------------------------------
           125,000.01 - 150,000.00             20     2,770,538.71       3.87
           -------------------------------------------------------------------
           150,000.01 - 175,000.00             10     1,646,031.97       2.30
           -------------------------------------------------------------------
           175,000.01 - 200,000.00              7     1,318,711.83       1.84
           -------------------------------------------------------------------
           200,000.01 - 225,000.00              1       211,731.24       0.30
           -------------------------------------------------------------------
           225,000.01 - 250,000.00              4       955,599.92       1.33
           -------------------------------------------------------------------
           250,000.01 - 275,000.00              2       544,149.21       0.76
           -------------------------------------------------------------------
           275,000.01 - 300,000.00              2       571,506.52       0.80
           -------------------------------------------------------------------
           300,000.01 greater than or =         2       665,590.47       0.93
           -------------------------------------------------------------------
           Total:                           1,518    71,667,861.35     100.00
           -------------------------------------------------------------------

--------------------------------------------------------------------------------

           -------------------------------------------------------------------
                                                                      % of
           Original                         #          Total         Total
           Combined                         of        Current       Current
           Loan-to-Value Ratio            Loans       Balance       Balance
           -------------------------------------------------------------------
           5.01 - 10.00                         1         8,975.07       0.01
           -------------------------------------------------------------------
           10.01 - 15.00                        4        52,622.75       0.07
           -------------------------------------------------------------------
           15.01 - 20.00                        4        82,926.72       0.12
           -------------------------------------------------------------------
           20.01 - 25.00                       10       271,256.64       0.38
           -------------------------------------------------------------------
           25.01 - 30.00                        6       221,245.67       0.31
           -------------------------------------------------------------------
           30.01 - 35.00                       10       283,073.59       0.39
           -------------------------------------------------------------------
           35.01 - 40.00                       18       375,233.79       0.52
           -------------------------------------------------------------------
           40.01 - 45.00                       36     1,253,937.59       1.75
           -------------------------------------------------------------------
           45.01 - 50.00                       27       778,322.05       1.09
           -------------------------------------------------------------------
           50.01 - 55.00                       44     1,411,988.87       1.97
           -------------------------------------------------------------------
           55.01 - 60.00                       42     1,298,165.68       1.81
           -------------------------------------------------------------------
           60.01 - 65.00                       69     2,403,468.32       3.35
           -------------------------------------------------------------------
           65.01 - 70.00                      108     4,327,986.71       6.04
           -------------------------------------------------------------------
           70.01 - 75.00                      161     6,710,127.20       9.36
           -------------------------------------------------------------------
           75.01 - 80.00                      267    14,686,576.93      20.49
           -------------------------------------------------------------------
           80.01 - 85.00                      234    11,109,449.13      15.50
           -------------------------------------------------------------------
           85.01 - 90.00                      201    11,014,029.15      15.37
           -------------------------------------------------------------------
           90.01 - 95.00                      136     7,729,273.01      10.78
           -------------------------------------------------------------------
           95.01 - 100.00                     140     7,649,202.48      10.67
           -------------------------------------------------------------------
           Total:                           1,518    71,667,861.35     100.00
           -------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

           -------------------------------------------------------------------
                                                                      % of

                                            #          Total         Total
                                            of        Current       Current
           Balloon                        Loans       Balance       Balance

           -------------------------------------------------------------------
           Non-Balloon                      1,499    70,015,927.39      97.70
           -------------------------------------------------------------------
           Balloon                             19     1,651,933.96       2.30
           -------------------------------------------------------------------
           Total:                           1,518    71,667,861.35     100.00
           -------------------------------------------------------------------

-------------------------------------------------------------------------------


           -------------------------------------------------------------------
                                                                      % of
                                            #          Total         Total
                                            of        Current       Current
           Original Term                  Loans       Balance       Balance
           -------------------------------------------------------------------
           60 - 119                            50       919,563.45       1.28
           -------------------------------------------------------------------
           120 - 179                          238     6,045,234.38       8.44
           -------------------------------------------------------------------
           180 - 239                          616    25,417,144.92      35.47
           -------------------------------------------------------------------
           240 - 299                          165     7,546,683.60      10.53
           -------------------------------------------------------------------
           300 - 359                           21     1,127,566.50       1.57
           -------------------------------------------------------------------
           360 greater than or =              428    30,611,668.50      42.71
           -------------------------------------------------------------------
           Total:                           1,518    71,667,861.35     100.00
           -------------------------------------------------------------------


-------------------------------------------------------------------------------

           -------------------------------------------------------------------
                                                                      % of
                                            #          Total         Total
                                            of        Current       Current
           Seasoning                      Loans       Balance       Balance
           -------------------------------------------------------------------
           = or less than 0                     1        34,400.00       0.05
           -------------------------------------------------------------------
           1 - 12                           1,496    70,587,200.28      98.49
           -------------------------------------------------------------------
           13 - 24                             12       580,594.01       0.81
           -------------------------------------------------------------------
           25 - 36                              1        52,797.03       0.07
           -------------------------------------------------------------------
           37 - 48                              2       242,265.08       0.34
           -------------------------------------------------------------------
           85 - 96                              2        40,517.95       0.06
           -------------------------------------------------------------------
           97 - 108                             1        32,111.83       0.04
           -------------------------------------------------------------------
           121 - 132                            2        41,726.07       0.06
           -------------------------------------------------------------------
           241 - 252                            1        56,249.10       0.08
           -------------------------------------------------------------------
           Total:                           1,518    71,667,861.35     100.00
           -------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.


           -------------------------------------------------------------------
                                                                      % of
                                            #          Total         Total
           Remaining Term                   of        Current       Current
           to Maturity                    Loans       Balance       Balance
           -------------------------------------------------------------------
           49 - 60                             32       479,987.11       0.67
           -------------------------------------------------------------------
           61 - 72                              3        53,273.83       0.07
           -------------------------------------------------------------------
           73 - 84                             10       236,038.38       0.33
           -------------------------------------------------------------------
           85 - 96                              8       214,376.33       0.30
           -------------------------------------------------------------------
           97 - 108                             2        75,650.61       0.11
           -------------------------------------------------------------------
           109 - 120                          167     3,938,492.32       5.50
           -------------------------------------------------------------------
           121 - 132                            1        28,419.99       0.04
           -------------------------------------------------------------------
           133 - 144                           64     1,857,848.00       2.59
           -------------------------------------------------------------------
           145 - 156                            3       120,390.88       0.17
           -------------------------------------------------------------------
           157 - 168                            7       274,256.17       0.38
           -------------------------------------------------------------------
           169 - 180                          604    24,906,947.76      34.75
           -------------------------------------------------------------------
           193 - 204                            4       140,839.16       0.20
           -------------------------------------------------------------------
           205 - 216                            1       160,608.31       0.22
           -------------------------------------------------------------------
           229 - 240                          164     7,493,932.87      10.46
           -------------------------------------------------------------------
           265 - 276                            1        34,655.87       0.05
           -------------------------------------------------------------------
           289 - 300                           20     1,071,317.40       1.49
           -------------------------------------------------------------------
           313 - 324                            1       193,328.08       0.27
           -------------------------------------------------------------------
           325 - 336                            1        52,797.03       0.07
           -------------------------------------------------------------------
           337 - 348                            9       600,965.98       0.84
           -------------------------------------------------------------------
           349 - 360                          416    29,733,735.27      41.49
           -------------------------------------------------------------------
           Total:                           1,518    71,667,861.35     100.00
           -------------------------------------------------------------------

-------------------------------------------------------------------------------

           -------------------------------------------------------------------
                                                                      % of
                                            #          Total         Total
                                            of        Current       Current
           Year of Origination            Loans       Balance       Balance
           -------------------------------------------------------------------
           1987                                 1        10,883.93       0.02
           -------------------------------------------------------------------
           1988                                 1        30,842.14       0.04
           -------------------------------------------------------------------
           1990                                 3        72,629.78       0.10
           -------------------------------------------------------------------
           1994                                 1       193,328.08       0.27
           -------------------------------------------------------------------
           1995                                 2       101,734.03       0.14
           -------------------------------------------------------------------
           1996                                 4       222,939.55       0.31
           -------------------------------------------------------------------
           1997                                22     1,452,561.58       2.03
           -------------------------------------------------------------------
           1998                             1,484    69,582,942.26      97.09
           -------------------------------------------------------------------
           Total:                           1,518    71,667,861.35     100.00
           -------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.


           -------------------------------------------------------------------
                                                                      % of
                                            #          Total         Total
           Maturity                         of        Current       Current
           Date                           Loans       Balance       Balance
           -------------------------------------------------------------------
           2002                                 1        10,723.18       0.01
           -------------------------------------------------------------------
           2003                                31       469,263.93       0.65
           -------------------------------------------------------------------
           2004                                 3        53,273.83       0.07
           -------------------------------------------------------------------
           2005                                11       256,145.66       0.36
           -------------------------------------------------------------------
           2006                                 7       194,269.05       0.27
           -------------------------------------------------------------------
           2007                                 2        75,650.61       0.11
           -------------------------------------------------------------------
           2008                               167     3,938,492.32       5.50
           -------------------------------------------------------------------
           2009                                 1        28,419.99       0.04
           -------------------------------------------------------------------
           2010                                64     1,857,848.00       2.59
           -------------------------------------------------------------------
           2011                                 3       120,390.88       0.17
           -------------------------------------------------------------------
           2012                                 9       414,525.24       0.58
           -------------------------------------------------------------------
           2013                               602    24,766,678.69      34.56
           -------------------------------------------------------------------
           2015                                 4       140,839.16       0.20
           -------------------------------------------------------------------
           2016                                 1       160,608.31       0.22
           -------------------------------------------------------------------
           2018                               164     7,493,932.87      10.46
           -------------------------------------------------------------------
           2021                                 1        34,655.87       0.05
           -------------------------------------------------------------------
           2022                                 1        38,706.58       0.05
           -------------------------------------------------------------------
           2023                                19     1,032,610.82       1.44
           -------------------------------------------------------------------
           2025                                 1       193,328.08       0.27
           -------------------------------------------------------------------
           2026                                 2       108,471.25       0.15
           -------------------------------------------------------------------
           2027                                12       852,795.10       1.19
           -------------------------------------------------------------------
           2028                               412    29,426,231.93      41.06
           -------------------------------------------------------------------
           Total:                           1,518    71,667,861.35     100.00
           -------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

           -------------------------------------------------------------------
                                                                      % of
           Geographic                       #          Total         Total
           Distribution                     of        Current       Current
           by Balance                     Loans       Balance       Balance
           -------------------------------------------------------------------
           Louisiana                          209     8,652,456.07      12.07
           -------------------------------------------------------------------
           Florida                            109     5,385,434.24       7.51
           -------------------------------------------------------------------
           North Carolina                      95     5,057,510.24       7.06
           -------------------------------------------------------------------
           California                          53     3,843,801.26       5.36
           -------------------------------------------------------------------
           Tennessee                           71     3,681,054.41       5.14
           -------------------------------------------------------------------
           Mississippi                         93     3,662,251.92       5.11
           -------------------------------------------------------------------
           New York                            63     3,395,015.09       4.74
           -------------------------------------------------------------------
           Georgia                             64     3,362,167.21       4.69
           -------------------------------------------------------------------
           Ohio                                78     3,220,431.92       4.49
           -------------------------------------------------------------------
           Michigan                            68     3,039,968.33       4.24
           -------------------------------------------------------------------
           Oklahoma                            71     2,659,195.15       3.71
           -------------------------------------------------------------------
           Pennsylvania                        51     2,363,857.90       3.30
           -------------------------------------------------------------------
           Texas                               61     2,290,387.65       3.20
           -------------------------------------------------------------------
           Wisconsin                           43     2,099,377.42       2.93
           -------------------------------------------------------------------
           South Carolina                      50     1,991,694.38       2.78
           -------------------------------------------------------------------
           New Jersey                          19     1,721,479.20       2.40
           -------------------------------------------------------------------
           Arkansas                            37     1,536,111.53       2.14
           -------------------------------------------------------------------
           Kentucky                            30     1,379,277.86       1.92
           -------------------------------------------------------------------
           Illinois                            28     1,157,068.18       1.61
           -------------------------------------------------------------------
           Indiana                             30     1,144,078.44       1.60
           -------------------------------------------------------------------
           Alabama                             15       865,299.71       1.21
           -------------------------------------------------------------------
           Virginia                            14       765,515.61       1.07
           -------------------------------------------------------------------
           Missouri                            19       721,820.13       1.01
           -------------------------------------------------------------------
           Maine                               16       700,152.18       0.98
           -------------------------------------------------------------------
           Iowa                                16       631,918.67       0.88
           -------------------------------------------------------------------
           Minnesota                           11       597,823.16       0.83
           -------------------------------------------------------------------
           Maryland                            10       558,966.30       0.78
           -------------------------------------------------------------------
           West Virginia                       14       548,363.73       0.77
           -------------------------------------------------------------------
           Arizona                              9       540,540.08       0.75
           -------------------------------------------------------------------
           Colorado                             8       506,042.09       0.71
           -------------------------------------------------------------------
           Massachusetts                        9       471,600.47       0.66
           -------------------------------------------------------------------
           Connecticut                          8       434,524.97       0.61
           -------------------------------------------------------------------
           Oregon                               5       408,960.20       0.57
           -------------------------------------------------------------------
           Washington                           6       352,153.02       0.49
           -------------------------------------------------------------------
           Delaware                             4       345,518.93       0.48
           -------------------------------------------------------------------
           New Mexico                           6       326,312.02       0.46
           -------------------------------------------------------------------
           Vermont                              3       278,382.38       0.39
           -------------------------------------------------------------------
           Nebraska                             8       248,457.77       0.35
           -------------------------------------------------------------------
           Utah                                 6       234,249.09       0.33
           -------------------------------------------------------------------
           New Hampshire                        3       230,317.09       0.32
           -------------------------------------------------------------------
           Kansas                               2       137,339.07       0.19
           -------------------------------------------------------------------
           Nevada                               3       120,986.28       0.17
           -------------------------------------------------------------------
           Total:                           1,518    71,667,861.35     100.00
           -------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

           -------------------------------------------------------------------
                                                                      % of
                                            #          Total         Total
                                            of        Current       Current
           Property Type                  Loans       Balance       Balance
           -------------------------------------------------------------------
           Single Family Residence          1,195    58,080,715.84      81.04
           -------------------------------------------------------------------
           Manufactured Housing               220     7,944,192.97      11.08
           -------------------------------------------------------------------
           2 Family                            51     2,728,263.05       3.81
           -------------------------------------------------------------------
           Condo                               26     1,429,851.74       2.00
           -------------------------------------------------------------------
           4 Family                             6       496,051.62       0.69
           -------------------------------------------------------------------
           Rowhouse                            12       415,188.52       0.58
           -------------------------------------------------------------------
           3 Family                             4       279,284.34       0.39
           -------------------------------------------------------------------
           PUD                                  1       145,448.44       0.20
           -------------------------------------------------------------------
           Modular Housing                      2        91,920.44       0.13
           -------------------------------------------------------------------
           Townhouse                            1        56,944.39       0.08
           -------------------------------------------------------------------
           Total:                           1,518    71,667,861.35     100.00
           -------------------------------------------------------------------

-------------------------------------------------------------------------------

           -------------------------------------------------------------------
                                                                      % of
                                            #          Total         Total
                                            of        Current       Current
           Occupancy                      Loans       Balance       Balance
           -------------------------------------------------------------------
           Primary                          1,406    66,565,775.73      92.88
           -------------------------------------------------------------------
           Investment                         111     5,056,624.37       7.06
           -------------------------------------------------------------------
           Second Home                          1        45,461.25       0.06
           -------------------------------------------------------------------
           Total:                           1,518    71,667,861.35     100.00
           -------------------------------------------------------------------

-------------------------------------------------------------------------------

           -------------------------------------------------------------------
                                                                      % of
                                            #          Total         Total
           Lien                             of        Current       Current
           Position                       Loans       Balance       Balance
           -------------------------------------------------------------------
           1st Lien                         1,334    67,326,827.92      93.94
           -------------------------------------------------------------------
           2nd Lien                           184     4,341,033.43       6.06
           -------------------------------------------------------------------
           Total:                           1,518    71,667,861.35     100.00
           -------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                         UCFC 1998-BA COLLATERAL DETAIL

                                    All Loans

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

           ---------------------------------------------------------------------
                                                                       % of
                                            #           Total          Total
                                            of         Current        Current
           Adjustment Type                Loans        Balance        Balance
           ---------------------------------------------------------------------
           ARM                              8,415    696,192,548.60       90.67
           ---------------------------------------------------------------------
           Fixed Rate                       1,518     71,667,861.35        9.33
           ---------------------------------------------------------------------
           Total:                           9,933    767,860,409.95      100.00
           ---------------------------------------------------------------------

-------------------------------------------------------------------------------

           ---------------------------------------------------------------------
                                                                       % of
                                            #           Total          Total
                                            of         Current        Current
           Product Type (1)               Loans        Balance        Balance
           ---------------------------------------------------------------------
           ARM - 3 Year/6 Month             6,982    564,586,415.23       73.53
           ---------------------------------------------------------------------
           ARM - 6 Month                    1,180    108,923,842.36       14.19
           ---------------------------------------------------------------------
           Fixed Rate                       1,499     70,015,927.39        9.12
           ---------------------------------------------------------------------
           ARM - 6 Month/1 Year               159     14,262,063.49        1.86
           ---------------------------------------------------------------------
           ARM - 3 Year/1 Year                 66      5,297,578.05        0.69
           ---------------------------------------------------------------------
           ARM - 2 Year/6 Month                28      3,122,649.47        0.41
           ---------------------------------------------------------------------
           Balloon - 15/30                     18      1,610,345.21        0.21
           ---------------------------------------------------------------------
           Balloon - 10/30                      1         41,588.75        0.01
           ---------------------------------------------------------------------
           Total:                           9,933    767,860,409.95      100.00
           ---------------------------------------------------------------------

(1) Calculated based on Monthly Terms.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

           ---------------------------------------------------------------------
                                                                       % of
                                            #           Total          Total
                                            of         Current        Current
           Mortgage Rates (%)             Loans        Balance        Balance
           ---------------------------------------------------------------------
           5.51 - 5.75                          1         96,918.70        0.01
           ---------------------------------------------------------------------
           5.76 - 6.00                          1        239,509.40        0.03
           ---------------------------------------------------------------------
           6.01 - 6.25                          5        883,746.92        0.12
           ---------------------------------------------------------------------
           6.26 - 6.50                          3        296,745.88        0.04
           ---------------------------------------------------------------------
           6.51 - 6.75                          6        929,422.93        0.12
           ---------------------------------------------------------------------
           6.76 - 7.00                          6        974,306.94        0.13
           ---------------------------------------------------------------------
           7.01 - 7.25                         20      2,998,080.30        0.39
           ---------------------------------------------------------------------
           7.26 - 7.50                         34      5,497,605.96        0.72
           ---------------------------------------------------------------------
           7.51 - 7.75                         29      4,645,987.13        0.61
           ---------------------------------------------------------------------
           7.76 - 8.00                        102     14,131,860.38        1.84
           ---------------------------------------------------------------------
           8.01 - 8.25                         95     12,464,134.92        1.62
           ---------------------------------------------------------------------
           8.26 - 8.50                        254     33,224,636.78        4.33
           ---------------------------------------------------------------------
           8.51 - 8.75                        221     27,915,289.77        3.64
           ---------------------------------------------------------------------
           8.76 - 9.00                        483     53,038,711.04        6.91
           ---------------------------------------------------------------------
           9.01 - 9.25                        421     44,682,954.18        5.82
           ---------------------------------------------------------------------
           9.26 - 9.50                        785     67,313,887.51        8.77
           ---------------------------------------------------------------------
           9.51 - 9.75                        595     55,486,040.80        7.23
           ---------------------------------------------------------------------
           9.76 - 10.00                     1,214     96,943,290.18       12.63
           ---------------------------------------------------------------------
           10.01 - 10.25                      786     62,038,950.47        8.08
           ---------------------------------------------------------------------
           10.26 - 10.50                      571     43,700,596.50        5.69
           ---------------------------------------------------------------------
           10.51 - 10.75                    1,502     92,963,216.99       12.11
           ---------------------------------------------------------------------
           10.76 - 11.00                      825     54,106,780.36        7.05
           ---------------------------------------------------------------------
           11.01 - 11.25                      308     16,140,682.42        2.10
           ---------------------------------------------------------------------
           11.26 - 11.50                      224      9,882,741.07        1.29
           ---------------------------------------------------------------------
           11.51 - 11.75                      767     38,089,406.44        4.96
           ---------------------------------------------------------------------
           11.76 - 12.00                      218     11,293,551.10        1.47
           ---------------------------------------------------------------------
           12.01 - 12.25                      153      5,832,714.16        0.76
           ---------------------------------------------------------------------
           12.26 - 12.50                      126      5,006,120.98        0.65
           ---------------------------------------------------------------------
           12.51 - 12.75                       37      1,657,617.64        0.22
           ---------------------------------------------------------------------
           12.76 - 13.00                       56      2,658,755.13        0.35
           ---------------------------------------------------------------------
           13.01 greater than or =             85      2,726,146.97        0.36
           ---------------------------------------------------------------------
           Total:                           9,933    767,860,409.95      100.00
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

           ---------------------------------------------------------------------
                                                                       % of
                                            #           Total          Total
           Original Mortgage Loan           of         Current        Current
           Principal Balance ($)          Loans        Balance        Balance
           ---------------------------------------------------------------------
           1 - 25,000                         687     13,126,622.53        1.71
           ---------------------------------------------------------------------
           25,001 - 50,000                  2,833    107,378,482.22       13.98
           ---------------------------------------------------------------------
           50,001 - 75,000                  2,771    170,420,163.81       22.19
           ---------------------------------------------------------------------
           75,001 - 100,000                 1,439    123,259,243.38       16.05
           ---------------------------------------------------------------------
           100,001 - 125,000                  827     92,341,436.21       12.03
           ---------------------------------------------------------------------
           125,001 - 150,000                  492     67,203,346.65        8.75
           ---------------------------------------------------------------------
           150,001 - 175,000                  300     48,301,061.72        6.29
           ---------------------------------------------------------------------
           175,001 - 200,000                  194     36,343,495.52        4.73
           ---------------------------------------------------------------------
           200,001 - 225,000                  105     22,255,810.87        2.90
           ---------------------------------------------------------------------
           225,001 - 250,000                   76     18,076,605.34        2.35
           ---------------------------------------------------------------------
           250,001 - 275,000                   63     16,417,110.57        2.14
           ---------------------------------------------------------------------
           275,001 - 300,000                   48     13,933,594.14        1.81
           ---------------------------------------------------------------------
           300,001 greater than or =           98     38,803,436.99        5.05
           ---------------------------------------------------------------------
           Total:                           9,933    767,860,409.95      100.00
           ---------------------------------------------------------------------


-------------------------------------------------------------------------------


           ---------------------------------------------------------------------
                                                                       % of
                                            #           Total          Total
           Current Mortgage Loan            of         Current        Current
           Principal Balance ($)          Loans        Balance        Balance
           ---------------------------------------------------------------------
           0.01 - 25,000.00                   697     13,359,854.30        1.74
           ---------------------------------------------------------------------
           25,000.01 - 50,000.00            2,837    107,789,678.85       14.04
           ---------------------------------------------------------------------
           50,000.01 - 75,000.00            2,768    170,530,705.84       22.21
           ---------------------------------------------------------------------
           75,000.01 - 100,000.00           1,434    123,078,090.15       16.03
           ---------------------------------------------------------------------
           100,000.01 - 125,000.00            825     92,266,781.92       12.02
           ---------------------------------------------------------------------
           125,000.01 - 150,000.00            491     67,142,793.52        8.74
           ---------------------------------------------------------------------
           150,000.01 - 175,000.00            298     48,037,406.13        6.26
           ---------------------------------------------------------------------
           175,000.01 - 200,000.00            195     36,567,131.53        4.76
           ---------------------------------------------------------------------
           200,000.01 - 225,000.00            104     22,081,584.54        2.88
           ---------------------------------------------------------------------
           225,000.01 - 250,000.00             76     18,102,216.80        2.36
           ---------------------------------------------------------------------
           250,000.01 - 275,000.00             62     16,167,135.24        2.11
           ---------------------------------------------------------------------
           275,000.01 - 300,000.00             49     14,233,477.95        1.85
           ---------------------------------------------------------------------
           300,000.01 greater than or =        97     38,503,553.18        5.01
           ---------------------------------------------------------------------
           Total:                           9,933    767,860,409.95      100.00
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

           ---------------------------------------------------------------------
                                                                       % of
           Original                         #           Total          Total
           Combined                         of         Current        Current
           Loan-to-Value Ratio            Loans        Balance        Balance
           ---------------------------------------------------------------------
           5.01 - 10.00                         2         23,836.57        0.00
           ---------------------------------------------------------------------
           10.01 - 15.00                        9        167,658.80        0.02
           ---------------------------------------------------------------------
           15.01 - 20.00                       15        444,586.09        0.06
           ---------------------------------------------------------------------
           20.01 - 25.00                       29        870,747.67        0.11
           ---------------------------------------------------------------------
           25.01 - 30.00                       25      1,228,871.05        0.16
           ---------------------------------------------------------------------
           30.01 - 35.00                       46      1,483,890.23        0.19
           ---------------------------------------------------------------------
           35.01 - 40.00                       66      2,286,544.07        0.30
           ---------------------------------------------------------------------
           40.01 - 45.00                      106      4,872,113.52        0.63
           ---------------------------------------------------------------------
           45.01 - 50.00                      132      7,869,716.67        1.02
           ---------------------------------------------------------------------
           50.01 - 55.00                      154      8,074,477.28        1.05
           ---------------------------------------------------------------------
           55.01 - 60.00                      205     10,599,299.04        1.38
           ---------------------------------------------------------------------
           60.01 - 65.00                      349     23,392,339.80        3.05
           ---------------------------------------------------------------------
           65.01 - 70.00                      485     34,984,294.81        4.56
           ---------------------------------------------------------------------
           70.01 - 75.00                      772     64,088,583.56        8.35
           ---------------------------------------------------------------------
           75.01 - 80.00                    1,926    176,814,338.80       23.03
           ---------------------------------------------------------------------
           80.01 - 85.00                    1,336    107,710,229.93       14.03
           ---------------------------------------------------------------------
           85.01 - 90.00                    2,137    176,607,371.79       23.00
           ---------------------------------------------------------------------
           90.01 - 95.00                    1,323     95,460,311.24       12.43
           ---------------------------------------------------------------------
           95.01 - 100.00                     816     50,881,199.03        6.63
           ---------------------------------------------------------------------
           Total:                           9,933    767,860,409.95      100.00
           ---------------------------------------------------------------------

-------------------------------------------------------------------------------

           ---------------------------------------------------------------------
                                                                       % of
                                            #           Total          Total
                                            of         Current        Current
           Balloon                        Loans        Balance        Balance
           ---------------------------------------------------------------------
           Non-Balloon                      9,914    766,208,475.99       99.78
           ---------------------------------------------------------------------
           Balloon                             19      1,651,933.96        0.22
           ---------------------------------------------------------------------
           Total:                           9,933    767,860,409.95      100.00
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

           ---------------------------------------------------------------------
                                                                       % of
                                            #           Total          Total
                                            of         Current        Current
           Original Term                  Loans        Balance        Balance
           ---------------------------------------------------------------------
           60 - 119                            56      1,090,122.42        0.14
           ---------------------------------------------------------------------
           120 - 179                          264      6,711,181.86        0.87
           ---------------------------------------------------------------------
           180 - 239                        1,519     66,998,575.70        8.73
           ---------------------------------------------------------------------
           240 - 299                          856     44,824,133.34        5.84
           ---------------------------------------------------------------------
           300 - 359                           34      1,853,095.68        0.24
           ---------------------------------------------------------------------
           360  greater than or =           7,204    646,383,300.95       84.18
           ---------------------------------------------------------------------
           Total:                           9,933    767,860,409.95      100.00
           ---------------------------------------------------------------------


-------------------------------------------------------------------------------


           ---------------------------------------------------------------------
                                                                       % of
                                            #           Total          Total
                                            of         Current        Current
           Seasoning                      Loans        Balance        Balance
           ---------------------------------------------------------------------
            = or less than 0                1,570    120,922,629.63       15.75
           ---------------------------------------------------------------------
           1 - 12                           8,246    635,998,652.20       82.83
           ---------------------------------------------------------------------
           13 - 24                             39      3,881,669.10        0.51
           ---------------------------------------------------------------------
           25 - 36                             45      4,925,174.15        0.64
           ---------------------------------------------------------------------
           37 - 48                             13      1,214,460.91        0.16
           ---------------------------------------------------------------------
           49 - 60                              2        101,523.53        0.01
           ---------------------------------------------------------------------
           61 - 72                              3        146,330.54        0.02
           ---------------------------------------------------------------------
           85 - 96                              3        104,007.67        0.01
           ---------------------------------------------------------------------
           97 - 108                             2        105,580.08        0.01
           ---------------------------------------------------------------------
           121 - 132                            2         41,726.07        0.01
           ---------------------------------------------------------------------
           133 - 144                            1         62,201.98        0.01
           ---------------------------------------------------------------------
           145 - 156                            2        111,260.82        0.01
           ---------------------------------------------------------------------
           157 - 168                            2         46,510.72        0.01
           ---------------------------------------------------------------------
           181 - 192                            1         29,589.33        0.00
           ---------------------------------------------------------------------
           241 - 252                            1         56,249.10        0.01
           ---------------------------------------------------------------------
           253 - 264                            1        112,844.12        0.01
           ---------------------------------------------------------------------
           Total:                           9,933    767,860,409.95      100.00
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.


           ---------------------------------------------------------------------
                                                                       % of
                                            #           Total          Total
           Remaining Term                   of         Current        Current
           to Maturity                    Loans        Balance        Balance
           ---------------------------------------------------------------------
           49 - 60                             36        580,265.67        0.08
           ---------------------------------------------------------------------
           61 - 72                              4         87,608.48        0.01
           ---------------------------------------------------------------------
           73 - 84                             10        236,038.38        0.03
           ---------------------------------------------------------------------
           85 - 96                              9        250,322.09        0.03
           ---------------------------------------------------------------------
           97 - 108                             3        188,494.73        0.02
           ---------------------------------------------------------------------
           109 - 120                          192      4,574,839.80        0.60
           ---------------------------------------------------------------------
           121 - 132                            1         28,419.99        0.00
           ---------------------------------------------------------------------
           133 - 144                           66      1,972,613.22        0.26
           ---------------------------------------------------------------------
           145 - 156                            5        176,488.45        0.02
           ---------------------------------------------------------------------
           157 - 168                            7        274,256.17        0.04
           ---------------------------------------------------------------------
           169 - 180                        1,503     66,301,796.41        8.63
           ---------------------------------------------------------------------
           193 - 204                            7        215,142.00        0.03
           ---------------------------------------------------------------------
           205 - 216                            4        318,985.68        0.04
           ---------------------------------------------------------------------
           217 - 228                            1         62,201.98        0.01
           ---------------------------------------------------------------------
           229 - 240                          855     44,771,382.61        5.83
           ---------------------------------------------------------------------
           253 - 264                            2        136,957.97        0.02
           ---------------------------------------------------------------------
           265 - 276                            1         34,655.87        0.00
           ---------------------------------------------------------------------
           289 - 300                           35      1,879,687.40        0.24
           ---------------------------------------------------------------------
           301 - 312                            3        129,436.43        0.02
           ---------------------------------------------------------------------
           313 - 324                           12      1,431,258.95        0.19
           ---------------------------------------------------------------------
           325 - 336                           42      4,564,169.42        0.59
           ---------------------------------------------------------------------
           337 - 348                           38      4,263,378.90        0.56
           ---------------------------------------------------------------------
           349 - 360                        7,097    635,382,009.35       82.75
           ---------------------------------------------------------------------
           Total:                           9,933    767,860,409.95      100.00
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.


           ---------------------------------------------------------------------
                                                                       % of
                                            #           Total          Total
                                            of         Current        Current
           Year of Origination            Loans        Balance        Balance
           ---------------------------------------------------------------------
           1984                                 1         24,177.42        0.00
           ---------------------------------------------------------------------
           1985                                 2         50,125.42        0.01
           ---------------------------------------------------------------------
           1986                                 2        145,670.68        0.02
           ---------------------------------------------------------------------
           1987                                 1         10,883.93        0.00
           ---------------------------------------------------------------------
           1988                                 1         30,842.14        0.00
           ---------------------------------------------------------------------
           1990                                 3         72,629.78        0.01
           ---------------------------------------------------------------------
           1991                                 1         63,489.72        0.01
           ---------------------------------------------------------------------
           1992                                 1         71,759.42        0.01
           ---------------------------------------------------------------------
           1993                                 4        139,884.83        0.02
           ---------------------------------------------------------------------
           1994                                 6        541,008.41        0.07
           ---------------------------------------------------------------------
           1995                                24      2,809,756.39        0.37
           ---------------------------------------------------------------------
           1996                                54      5,882,468.34        0.77
           ---------------------------------------------------------------------
           1997                                63      5,204,107.55        0.68
           ---------------------------------------------------------------------
           1998                             9,770    752,813,605.92       98.04
           ---------------------------------------------------------------------
           Total:                           9,933    767,860,409.95      100.00
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.


           ---------------------------------------------------------------------
                                                                       % of
                                            #           Total          Total
           Maturity                         of         Current        Current
           Date                           Loans        Balance        Balance
           ---------------------------------------------------------------------
           2002                                 1         10,723.18        0.00
           ---------------------------------------------------------------------
           2003                                35        569,542.49        0.07
           ---------------------------------------------------------------------
           2004                                 4         87,608.48        0.01
           ---------------------------------------------------------------------
           2005                                11        256,145.66        0.03
           ---------------------------------------------------------------------
           2006                                 9        343,058.93        0.04
           ---------------------------------------------------------------------
           2007                                 2         75,650.61        0.01
           ---------------------------------------------------------------------
           2008                               192      4,574,839.80        0.60
           ---------------------------------------------------------------------
           2009                                 1         28,419.99        0.00
           ---------------------------------------------------------------------
           2010                                66      1,972,613.22        0.26
           ---------------------------------------------------------------------
           2011                                 5        176,488.45        0.02
           ---------------------------------------------------------------------
           2012                                 9        414,525.24        0.05
           ---------------------------------------------------------------------
           2013                             1,501     66,161,527.34        8.62
           ---------------------------------------------------------------------
           2014                                 1         24,177.42        0.00
           ---------------------------------------------------------------------
           2015                                 6        190,964.58        0.02
           ---------------------------------------------------------------------
           2016                                 5        381,187.66        0.05
           ---------------------------------------------------------------------
           2017                                 1         32,128.42        0.00
           ---------------------------------------------------------------------
           2018                               854     44,739,254.19        5.83
           ---------------------------------------------------------------------
           2020                                 2        136,957.97        0.02
           ---------------------------------------------------------------------
           2021                                 1         34,655.87        0.00
           ---------------------------------------------------------------------
           2022                                 2        110,466.00        0.01
           ---------------------------------------------------------------------
           2023                                33      1,769,221.40        0.23
           ---------------------------------------------------------------------
           2024                                 4        177,097.83        0.02
           ---------------------------------------------------------------------
           2025                                22      2,765,344.55        0.36
           ---------------------------------------------------------------------
           2026                                39      4,301,226.07        0.56
           ---------------------------------------------------------------------
           2027                                50      4,656,928.28        0.61
           ---------------------------------------------------------------------
           2028                             7,077    633,869,656.32       82.55
           ---------------------------------------------------------------------
           Total:                           9,933    767,860,409.95      100.00
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.

           ---------------------------------------------------------------------
                                                                       % of
           Geographic                       #           Total          Total
           Distribution                     of         Current        Current
           by Balance                     Loans        Balance        Balance
           ---------------------------------------------------------------------
           California                         667    102,310,194.61       13.32
           ---------------------------------------------------------------------
           Ohio                               902     56,604,655.43        7.37
           ---------------------------------------------------------------------
           North Carolina                     546     42,069,668.20        5.48
           ---------------------------------------------------------------------
           Michigan                           663     40,916,883.57        5.33
           ---------------------------------------------------------------------
           Florida                            463     38,516,781.52        5.02
           ---------------------------------------------------------------------
           Tennessee                          503     36,814,632.67        4.79
           ---------------------------------------------------------------------
           Louisiana                          534     30,610,215.52        3.99
           ---------------------------------------------------------------------
           New York                           347     30,115,554.98        3.92
           ---------------------------------------------------------------------
           Indiana                            522     28,365,846.45        3.69
           ---------------------------------------------------------------------
           Georgia                            287     27,390,553.50        3.57
           ---------------------------------------------------------------------
           Mississippi                        407     24,511,379.74        3.19
           ---------------------------------------------------------------------
           Pennsylvania                       328     23,589,703.02        3.07
           ---------------------------------------------------------------------
           New Jersey                         142     18,979,304.36        2.47
           ---------------------------------------------------------------------
           South Carolina                     209     14,245,003.02        1.86
           ---------------------------------------------------------------------
           Illinois                           255     14,244,179.38        1.86
           ---------------------------------------------------------------------
           Virginia                           166     14,237,640.87        1.85
           ---------------------------------------------------------------------
           Kentucky                           241     14,233,038.67        1.85
           ---------------------------------------------------------------------
           Colorado                           131     13,570,689.13        1.77
           ---------------------------------------------------------------------
           Texas                              208     12,800,392.80        1.67
           ---------------------------------------------------------------------
           Washington                         113     12,754,748.81        1.66
           ---------------------------------------------------------------------
           Oklahoma                           243     11,868,614.70        1.55
           ---------------------------------------------------------------------
           Maine                              158     11,707,555.19        1.52
           ---------------------------------------------------------------------
           New Hampshire                      134     11,347,210.59        1.48
           ---------------------------------------------------------------------
           Massachusetts                      103     10,976,380.43        1.43
           ---------------------------------------------------------------------
           Wisconsin                          177     10,925,870.09        1.42
           ---------------------------------------------------------------------
           Connecticut                         92      9,766,206.43        1.27
           ---------------------------------------------------------------------
           Utah                                96      9,568,719.72        1.25
           ---------------------------------------------------------------------
           Iowa                               167      9,343,467.67        1.22
           ---------------------------------------------------------------------
           Maryland                            83      9,076,041.56        1.18
           ---------------------------------------------------------------------
           Missouri                           138      8,658,316.21        1.13
           ---------------------------------------------------------------------
           Oregon                              76      8,568,721.14        1.12
           ---------------------------------------------------------------------
           Arkansas                           154      8,300,974.13        1.08
           ---------------------------------------------------------------------
           Arizona                             68      6,996,706.67        0.91
           ---------------------------------------------------------------------
           New Mexico                          80      6,760,170.24        0.88
           ---------------------------------------------------------------------
           Kansas                             121      6,607,532.20        0.86
           ---------------------------------------------------------------------
           Alabama                             75      6,319,572.74        0.82
           ---------------------------------------------------------------------
           Minnesota                           87      5,825,663.91        0.76
           ---------------------------------------------------------------------
           West Virginia                       83      4,667,636.01        0.61
           ---------------------------------------------------------------------
           Nebraska                            64      3,164,092.87        0.41
           ---------------------------------------------------------------------
           District of Columbia                18      2,269,293.08        0.30
           ---------------------------------------------------------------------
           Nevada                              20      1,936,586.71        0.25
           ---------------------------------------------------------------------
           Idaho                               21      1,660,634.46        0.22
           ---------------------------------------------------------------------
           Rhode Island                        12      1,614,612.43        0.21
           ---------------------------------------------------------------------
           Delaware                             9        938,716.44        0.12
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Note: The description of the collateral herein will be superseded by the description of the collateral in the prospectus.


           ---------------------------------------------------------------------
           Vermont                              9        935,965.37        0.12
           ---------------------------------------------------------------------
           Wyoming                              6        430,595.12        0.06
           ---------------------------------------------------------------------
           North Dakota                         2        310,930.71        0.04
           ---------------------------------------------------------------------
           Montana                              2        232,834.79        0.03
           ---------------------------------------------------------------------
           Hawaii                               1        199,722.09        0.03
           ---------------------------------------------------------------------
           Total:                           9,933    767,860,409.95      100.00
           ---------------------------------------------------------------------

-------------------------------------------------------------------------------


           ---------------------------------------------------------------------
                                                                       % of
                                            #           Total          Total
                                            of         Current        Current
           Property Type                  Loans        Balance        Balance
           ---------------------------------------------------------------------
           Single Family Residence          8,929    688,602,629.22       89.68
           ---------------------------------------------------------------------
           2 Family                           284     25,204,571.78        3.28
           ---------------------------------------------------------------------
           Condo                              251     20,662,772.98        2.69
           ---------------------------------------------------------------------
           PUD                                 91     13,282,241.69        1.73
           ---------------------------------------------------------------------
           Manufactured Housing               239      9,095,208.89        1.18
           ---------------------------------------------------------------------
           Townhouse                           30      2,864,301.46        0.37
           ---------------------------------------------------------------------
           Rowhouse                            42      2,686,233.72        0.35
           ---------------------------------------------------------------------
           4 Family                            31      2,589,009.75        0.34
           ---------------------------------------------------------------------
           3 Family                            24      2,060,253.31        0.27
           ---------------------------------------------------------------------
           Modular Housing                     12        813,187.15        0.11
           ---------------------------------------------------------------------
           Total:                           9,933    767,860,409.95      100.00
           ---------------------------------------------------------------------


-------------------------------------------------------------------------------

           ---------------------------------------------------------------------
                                                                       % of
                                            #           Total          Total
                                            of         Current        Current
           Occupancy                      Loans        Balance        Balance
           ---------------------------------------------------------------------
           Primary                          9,602    746,949,981.86       97.28
           ---------------------------------------------------------------------
           Investment                         301     18,408,253.87        2.40
           ---------------------------------------------------------------------
           Second Home                         30      2,502,174.22        0.33
           ---------------------------------------------------------------------
           Total:                           9,933    767,860,409.95      100.00
           ---------------------------------------------------------------------


--------------------------------------------------------------------------------


           ---------------------------------------------------------------------
                                                                       % of
                                            #           Total          Total
           Lien                             of         Current        Current
           Position                       Loans        Balance        Balance
           ---------------------------------------------------------------------
           1st Lien                         9,747    763,463,832.34       99.43
           ---------------------------------------------------------------------
           2nd Lien                           186      4,396,577.61        0.57
           ---------------------------------------------------------------------
           Total:                           9,933    767,860,409.95      100.00
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by UCFC with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. With respect to yield and prepayment information enclosed, the depositor has not prepared, reviewed, or participated in the preparation of such materials; is not responsible for the accuracy of such materials; and has not authorized the dissemination of such materials. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.